                                                                    EXHIBIT 99.4
                                                                    ------------




                         [FORM OF RIGHTS CERTIFICATE]




CERTIFICATE NO. R-_______                                        ________ RIGHTS


     NOT EXERCISABLE AFTER APRIL 30, 2009, OR EARLIER IF NOTICE OF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT, AT THE OPTION OF THE COMPANY, TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.


                              RIGHTS CERTIFICATE

                            DATA TRANSLATION, INC.


     This certifies that ____________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, dated as of April 30, 1999 (the "Rights Agreement"), by
                                                       ----------------
and between Data Translation, Inc. (the "Company"), a Delaware corporation, and
                                         -------
BankBoston, N.A. (the "Rights Agent"), to purchase from the Company at any time
                       ------------
after the Distribution Date (as defined in the Rights Agreement) and prior to 5:00 P.M., Boston time, on April 30, 2009, at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent designated for such purpose, one one-hundredth of a share of the Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred
                                                               ---------
Shares"), of the Company, at a purchase price of $____ per one one-hundredth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of
                        --------------
this Rights Certificate with the Form of Election to Purchase duly executed.
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                                      -2-

The number of Rights evidenced by this Rights Certificate (and the number of one one-hundredths of a Preferred Share that may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number of Rights and Purchase Price as of April 30, 1999, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share that may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

     This Rights Certificate is subject to all of the terms, provisions, and conditions of the Rights Agreement, which terms, provisions, and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties, and immunities of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office of the Rights Agent.

     This Rights Certificate, with or without other Rights Certificates, may be surrendered at the principal office of the Rights Agent in exchange for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase the same aggregate number of one one-hundredths of a Preferred Share as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered entitled such holder to purchase. If this Rights Certificate is exercised in part, the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at its option at a redemption price of $0.001 per Right, or (ii) may be exchanged in whole or in part by the Company, at its option, for the appropriate number of one one-hundredths of a Preferred Share.

     Fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby.

     No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of any Preferred Shares or of any other securities of the Company that may at any time be issuable on the exercise hereof, nor will anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting
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                                      -3-

thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate have been exercised as provided in the Rights Agreement.

     This Rights Certificate will not be valid or obligatory for any purpose until it is countersigned by the Rights Agent.

     Dated as of ____________, ____.

                              DATA TRANSLATION, INC.


                              By: _______________________________
                         Name:
                              Title:



Countersigned:


____________________________


By: ________________________
Name:
Title:
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                                      -4-

                 [Form of Reverse Side of Rights Certificate]


                              FORM OF ASSIGNMENT
                              ------------------


(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)


     FOR VALUE RECEIVED  _________________________________________________
hereby sells, assigns, and transfers to ___________________________________

  ___________________________________________________________________________
                 (Please print name and address of transferee)

  ___________________________________________________________________________
this Rights Certificate, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _____________________ as attorney, to transfer the within Rights Certificate on the books of Data Translation, Inc., with full power of substitution.


Dated: _____________, _____                   _________________________________
                                                        (Signature)


Medallion Signature Guaranty:


--------------------------------------------------------------------------------

                           Assignment Certification
                           ------------------------

     The undersigned hereby certifies by checking the appropriate boxes that:

     (l) The Rights evidenced by this Rights Certificate [ ] are [ ] are not being sold, assigned, and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such term is defined pursuant to the Rate Agreement);

     (2) After due inquiry and to the best knowledge of the undersigned, he, she, or it [ ] did [ ] did not acquire the Rights evidenced by this Rights

Certificate from any person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated: _____________, _____                   _____________________________
                                                       (Signature)


                                    Notice
                                    ------

     The signatures to the foregoing Assignment and Certification must correspond exactly to the name of the registered owner hereof, as written upon the face of this Rights Certificate, without any change whatsoever.

--------------------------------------------------------------------------------

                         FORM OF ELECTION TO PURCHASE
                         ----------------------------

(To be executed if holder desires to
exercise the Rights Certificate.)


To DATA TRANSLATION, INC.:

     The undersigned hereby irrevocably elects to exercise _____________________ Rights represented by this Rights Certificate to purchase the Preferred Shares (or fractions thereof or such other securities of the Company or of any other person) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

Please insert social security
or other identifying number:_________________

         _____________________________________________________________
                    (Please print name and address)

        ______________________________________________________________


     (If the above number of Rights is not all of the Rights evidenced by this Rights Certificate, then a new Rights Certificate for the balance remaining of such Rights will be registered and returned to the undersigned.)


Dated: _____________, _____                   _______________________________
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                                      -6-

                                                         (Signature)

Medallion Signature Guaranty:

--------------------------------------------------------------------------------

                            Election Certification
                            ----------------------

     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) The Rights evidenced by this Rights Certificate [ ] are [ ] are not being sold, assigned, and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any Acquiring Person (as such terms are defined pursuant to the Rate Agreement).

     (2) After due inquiry and to the best knowledge of the undersigned, he, she, or it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any person who is or was an Acquiring Person or an Affiliate or Associate of any Acquiring Person.



Dated: _____________, _____                   ___________________________
                                                      (Signature)

--------------------------------------------------------------------------------

                                    NOTICE
                                    ------

     The signatures in the foregoing Election to Purchase and Certification must correspond exactly to the name of the registered owner hereof, as written upon the face of this Rights Certificate, without any change whatsoever.

     In the event the certification set forth above in the Assignment or the Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.